UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2008


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-16075                    86-0449546
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

EXPLANATORY NOTE

         This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by People's Liberation, Inc. with the Securities and Exchange Commission on August 12, 2008. The purpose of this Form 8-K/A is to file with the SEC, the financial statements of J. Lindeberg USA Corp. and certain pro forma financial information of People's Liberation, Inc., as described in Item 9.01 below.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The audited financial statements of J. Lindeberg USA Corp. as of and for the years ended June 30, 2008 and 2007, are incorporated herein by reference to Exhibit 99.2 to this Current Report.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma combined condensed balance sheet of People's Liberation, Inc. as of June 30, 2008, and the unaudited pro forma combined condensed statements of operations of People's Liberation, Inc. for the six months ended June 30, 2008 and the year ended December 31, 2007, are incorporated herein by reference to Exhibit 99.3 to this Current Report.

         (c)      Shell Company Transactions

                  Not applicable.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                 EXHIBIT
                 NUMBER    DESCRIPTION
                 -------   -----------

                  2.1 Contribution Agreement, effective as of July 1, 2008, by and among J. Lindeberg, USA, LLC, Bella Rose, LLC, and J. Lindeberg USA Corp. (1)

                  10.1 Operating Agreement of J. Lindeberg USA, LLC, effective as of July 1, 2008, by and among J. Lindeberg USA, LLC, Bella Rose, LLC and J. Lindeberg USA Corp. (1)

                  10.2 JL Sweden Services Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (1)

                  10.3 Management Services Agreement, effective as of July 1, 2008, by and between People's Liberation, Inc. and
                           J. Lindeberg USA, LLC. (1)



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


                  10.4 Trademark License Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (1)

                  10.5 Factoring Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp. (1)

                  10.6 Inventory Loan Facility Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp. (1)

                  10.7 Form of Guaranty entered into in favor of FTC Commercial Corp. (1)

                  23.1     Consent of Grobstein, Horwath & Company LLP

                  99.1 Press release issued by People's Liberation, Inc., dated August 11, 2008. (1)

                  99.2 Audited financial statements of J. Lindeberg USA Corp. as of and for the years ended June 30, 2008 and 2007.

                  99.3 Unaudited pro forma combined condensed balance sheet of People's Liberation, Inc. as of June 30, 2008, and the unaudited pro forma combined condensed statements of operations of People's Liberation, Inc. for the six months ended June 30, 2008 and the year ended December 31, 2007.

         --------------------
         (1) Previously filed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  People's Liberation, Inc.



Date:  October 21, 2008           By:  /s/ Darryn Barber
                                       -----------------------------------------
                                       Darryn Barber
                                       Chief Financial Officer and President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

2.1 Contribution Agreement, effective as of July 1, 2008, by and among J. Lindeberg, USA, LLC, Bella Rose, LLC, and J. Lindeberg USA Corp. (1)

10.1 Operating Agreement of J. Lindeberg USA, LLC, effective as of July 1, 2008, by and among J. Lindeberg USA, LLC, Bella Rose, LLC and J. Lindeberg USA Corp. (1)

10.2 JL Sweden Services Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (1)

10.3 Management Services Agreement, effective as of July 1, 2008, by and between People's Liberation, Inc. and J. Lindeberg USA, LLC.
               (1)

10.4 Trademark License Agreement, effective as of July 1, 2008, by and between J. Lindeberg AB and J. Lindeberg USA, LLC. (1)

10.5           Factoring  Agreement,  dated  August 6, 2008,  by and  between J.
               Lindeberg USA, LLC and FTC Commercial Corp. (1)

10.6 Inventory Loan Facility Agreement, dated August 6, 2008, by and between J. Lindeberg USA, LLC and FTC Commercial Corp. (1)

10.7           Form of Guaranty  entered into in favor of FTC  Commercial  Corp.
               (1)

23.1           Consent of Grobstein, Horwath & Company LLP

99.1           Press release issued by People's  Liberation,  Inc., dated August
               11, 2008. (1)

99.2 Audited financial statements of J. Lindeberg USA Corp. as of and for the years ended June 30, 2008 and 2007.

99.3 Unaudited pro forma combined condensed balance sheet of People's Liberation, Inc. as of June 30, 2008, and the unaudited pro forma combined condensed statements of operations of People's Liberation, Inc. for the six months ended June 30, 2008 and the year ended December 31, 2007.

--------------------
(1) Previously filed.


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